Exhibit 10.45

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT (this "Amendment") is made and entered into as of the date set forth on the signature page hereto, by and between NutraLife Biosciences, Inc., a company formed under the laws of Florida (the "Company"), and FMG LLC, a company formed under the laws of Nevada (the "Payee" and, together with the Company, the "Parties," and each, a "Party"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Original Note (as defined herein), as applicable.

WHEREAS, On October 10, 2019, Payee and Company entered into that certain Convertible Promissory Note (the "Original Note") in the original principal amount (the "Principal Amount") of fifty thousand dollars (US $50,000).

WHEREAS, in connection with this Amendment to the Original Note, the Payee and the Company desire to amend the Original Note, and the terms thereof, on the date hereof (as so amended, the "Note"), and

NOW, THEREFORE, IN CONSIDERATION OF the Parties agreeing to amend their obligations in the Original Note, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to keep, perform, and fulfill the promises, conditions and agreements as set forth herein.

1. AMENDMENTS TO THE ORIGINAL NOTE.

The Original Note is hereby amended as follows:

The second paragraph of the Original Note is hereby deleted in its entirety and replaced in its entirety with the following:

> PAYMENT OF PRINCIPAL The principal amount of this Promissory Note (the "Note") shall be due and payable in one (1) lump sum payment on January 30, 2020 (the "Maturity Date").

2. MISCELLANEOUS

SECTION 2.1 NO OTHER AMENDMENT.

Except for the matters set forth in this Amendment, all other terms of the Original Note shall remain unchanged and in full force and effect.

SECTION 2.2 GOVERNING LAW.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to its conflicts of laws principles. In the event of a conflict between the terms of this Amendment and the Original Note, the terms of this Amendment shall control without limitation.

SECTION 2.3 COUNTERPARTS.

This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

SECTION 2.4 HEADINGS.

Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of December 31st, 2019.

NutraLife Biosciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

FMG LLC

By: ____________
Name: Mike Farr
Title: